SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14301 North 87th Street, Suite 216
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 607-7093

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Effective March 27, 2007, Epstein Weber & Conover, PLC (“Epstein Weber”) resigned as the independent registered public accounting firm for El Capitan Precious Metals, Inc. (the “Company”) pursuant to Epstein Weber’s January 1, 2007 combination of practices with Moss Adams LLP (“Moss Adams”). According to information provided to the Company, the partners of Epstein Weber became partners of Moss Adams.

The registrant engaged Epstein Weber as its independent auditors in November 2005. Since that time, the reports of Epstein Weber on the registrant's financial statements, including for the fiscal years ending September 30, 2006 and 2005, contained neither an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. However, for the years ended September 30, 2006 and 2005, Epstein Weber included a going concern qualification in the registrant's audited financial statements indicating substantial doubt about the Company’s ability to continue as a going concern.

During the registrant's engagement of Epstein Weber as its independent auditors, including the fiscal years ending September 30, 2006 and 2005, and the subsequent interim periods through December 31, 2006, there were no disagreements with Epstein Weber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Epstein Weber’s satisfaction, would have caused Epstein Weber to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The Company has provided Epstein Weber with a copy of this report prior to the filing hereof and has requested that Epstein Weber furnish the Company a letter addressed to the Commission sating whether or not Epstein Weber agrees with the statements made by the Company in this report. A copy of Epstein Weber’s letter is attached hereto as Exhibit 16.1, and is incorporated herein by reference.

(b) On April 6, 2007, the Company engaged Malone & Bailey, PC (“Malone Bailey”) as its independent registered public accounting firm. The engagement was approved by the Company’s board of directors. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Malone Bailey regarding (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or reportable event as defined by Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01 Financial Statements And Exhibits

No.	Exhibit

16.1	Letter from Epstein Weber & Conover, PLC, dated April 10, 2007, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

Date: April 11, 2007	By:	/s/ Stephen J. Antol
Stephen J. Antol
Chief Financial Officer